Transfer of Assets	12 Months Ended
Oct. 31, 2018
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Transfer of Assets

Note 6: Transfer of Assets

Loan Securitization

We sell Canadian mortgage loans to third-party Canadian securitization programs, including the Canada Mortgage Bond program, directly to third-party investors under the National Housing Act Mortgage-Backed Securities program and under our own program. We assess whether substantially all of the risks and rewards of the loans have been transferred to determine if they qualify for derecognition.

Under these programs, we are entitled to the payment over time of the excess of the sum of interest and fees collected from customers, in connection with the loans that were sold, over the yield paid to investors, less credit losses and other costs. Since we continue to be exposed to substantially all of the prepayment, interest rate and credit risk associated with the securitized loans, they do not qualify for derecognition. We continue to recognize the loans and the related cash proceeds as secured financing in our Consolidated Balance Sheet. The interest and fees collected, net of the yield paid to investors, is recorded in net interest income using the effective interest method over the term of the securitization. Credit losses associated with the loans are recorded in the provision for credit losses. During the year ended October 31, 2018, we sold $8,062 million of mortgage loans to these programs ($8,707 million in 2017).

The following table presents the carrying amount and fair value of transferred assets that did not qualify for derecognition and the associated liabilities:

(Canadian $ in millions)		2018		2017
	Carrying amount of assets (1)	Carrying amount of associated liabilities	Carrying amount of assets (1)	Carrying amount of associated liabilities
Residential mortgages	5,569		4,797
Other related assets (2)	11,640		12,091
Total (3)	17,209	16,925	16,888	16,621

(1)	Carrying amount of loans is net of allowance.
(2)

Other related assets represent payments received on account of loans pledged under securitization programs that have not yet been applied against the associated liabilities. The payments received are held on behalf of the investors in the securitization vehicles until principal payments are required to be made on the associated liabilities. In order to compare all assets supporting the associated liabilities, this amount is added to the carrying amount of the securitized assets in the table above.

(3)	The fair values of assets and associated liabilities are $17,105 million and $16,763 million, respectively, as at October 31, 2018 ($16,847 million and $16,746 million, respectively, in 2017).

We retain the mortgage servicing rights for certain mortgage loans purchased or originated in the U.S. which are sold and derecognized. During the year ended October 31, 2018, we sold $936 million of these loans ($1,012 million in 2017) and recognized $17 million in mortgage servicing rights ($17 million in 2017) due to our continued involvement.

Securities Lent or Sold Under Repurchase Agreements

Securities lent or sold under repurchase agreements represent short-term funding transactions in which we sell securities that we own and simultaneously commit to repurchase the same securities at a specified price on a specified date in the future. We retain substantially all of the risks and rewards associated with the securities and we continue to recognize them in our Consolidated Balance Sheet, with the obligation to repurchase these securities recorded as secured borrowing transactions at the amount owing. The interest expense related to these liabilities is recorded on an accrual basis. Additional information on securities lent or sold under repurchase agreements is provided in Note 14.